DUNE ENERGY, INC.

                             Audit Committee Charter

Purpose and Composition

      The Audit Committee ("Committee") shall be a standing committee of the Board of Directors ("Board"). The Committee shall assist, advise and report regularly to the Board in fulfilling its oversight responsibilities related to:

o     The integrity of the Company's financial statements;

o     The Company's compliance with legal and regulatory requirements;

o     The independent auditor's qualifications and independence;

o     The performance of the Company's outside auditors; and

o     The Company's Code of Ethics.

      In meeting its responsibilities, the Committee is expected to provide an open channel of communication with management, the outside auditors and the Board.

      The Committee is composed of at least two members of the Board who are independent within the meaning set forth by the Securities and Exchange Commission ("SEC"). The members of the Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors or until their successors shall be duly elected and qualified. Committee members shall be free from any relationships that would interfere with or give the appearance of interfering with the exercise of independent judgment as a Committee member. All members shall have a requisite working familiarity with basic finance and accounting practices in compliance with the requirements of the SEC.

      The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. Such authority includes, but is not limited to:

o Retain outside counsel, accountants, outside advisors, consultants or others to assist in the conduct of an investigation or as it determines appropriate to advise or assist in the performance of its functions;

o Seek any information it requires from employees or external parties. Employees and external parties will be directed to cooperate and comply with the Committee's requests; and


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o     Meet with Company officers, outside auditors or outside counsel as necessary.

      All Committee members must be unaffiliated with the Company and may not accept any compensation (including consulting, advisory or other compensatory fees) other than for services as a director.

Duties and Responsibilities

      Management is responsible for preparing the Company's financial statements and assuring that the Company has adequate internal controls in place. The Company's outside auditors are responsible for auditing the financial statements and assessing the Company's internal controls. The activities of the Committee are in no way designed to supersede or alter these responsibilities.

      Duties and responsibilities of the Committee shall include, but are not limited to the following:

1. Review with management and the outside auditors the annual and quarterly financial results for the Company, including the disclosures under "Management's discussion and Analysis of Financial Condition and results of Operations." Also review the annual report to stockholders and the annual/quarterly reports on Forms 10-KSB/10-QSB filed with the SEC.

2. The outside auditors will have discussions with the Committee on the quality of the accounting policies and practices used by the Company, any alternative treatments of financial information, their ramifications and the outside auditors' preferred treatments any other communications required to be discussed by Statement of Auditing Standards No. 61, as amended.

3. Oversee and monitor the work of the outside auditors to ensure they are independent of management and their objectivity is not impaired, recognizing that the outside auditors are accountable to the Board and the Committee. Review and resolve, if necessary, any disagreements between Management and the outside auditors in connection with the annual audit or the preparation of the financial statements.

4. Annually select and appoint outside auditors, consider the independence and effectiveness of the outside auditors, approve the fees and other compensation to be paid to the outside auditors and be responsible for oversight of the outside auditors. The Committee shall receive the written disclosures required by generally accepted auditing standards. On an annual basis, the Committee shall require the outside auditors to provide the Committee with a written statement delineating all relationships between the outside auditors and the Company. The Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Committee shall recommend that the Board of Directors take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.


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5.    Annually report to the Board the outside auditing firm to be retained and preapprove all audit and non-audit services and fees. The Committee will review the scope of any non-audit services to be performed by the outside auditors and determine its impact on the auditors' independence.

6. The outside auditors may not perform the following non-audit services: (i) bookkeeping related to accounting records or financial statements; (ii) financial information systems design and implementation services; (iii) appraisal or valuation services involving fairness opinions; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management or human resource functions; (vii) broker, dealer, investment adviser or investment banker services; (ix) legal services and expert services unrelated to the audit; and (x) any other services that the Public Accounting Oversight Board determines impermissible. All other non-auditing services provided by the outside auditors including tax compliance, tax planning and tax advice shall be approved in advance by the Committee.

7. Review significant accounting and reporting issues, including recent professional and regulatory pronouncements or proposed pronouncement and understand their impact on the Company's financial statements.

8. Assess and monitor the overall control environment of the Company through discussion with Management and the outside auditors. Assess the extent to which the audit plans of the outside auditors can be relied on to identify material internal control weaknesses or fraud.

9. Oversee and assess the Company's policies, practices and compliance with its Code of ethics.

10. Direct and supervise special audit inquiries by the outside auditors as the Board of Directors or the Committee may request.

11. Provide a report in the proxy statement stating that the Committee has reviewed and discussed the financial statements with Management and auditors. In addition, this report will include a recommendation to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB.

12. Review with the outside auditors their performance and recommend to the Board of Directors any proposed discharge of the outside auditors when circumstances warrant.

13. Review and reassess this Charter at least annually. Make recommendations to the Board, as conditions dictate, to update this Charter.


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Meetings

      The Committee shall meet regularly and as circumstances dictate, all as determined by the Committee. Regular meetings of the Committee will be held at least quarterly and at such place as shall from time to time be determined by the chief executive officer of the Company. Special meetings of the Committee may be called by or at the request of any member of the Committee, any of the Company's executive officers or the Company's principal accounting officer, in each case on at least twenty-four hours notice to each member of the Committee. In addition, the Committee should meet with the outside auditors and management quarterly to review the Company's financial statements filed with the SEC.

      If the Board of Directors, management of the Company or the Company's outside auditors desire to discuss matters in private, the Committee shall meet separately with such person or group.

Related Party Transactions

      Management shall inform the Committee of all related party transactions.

Miscellaneous

      The Committee may perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and Bylaws, and governing law, as the Committee or the Board of Directors deems necessary or appropriate.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally acceptable accounting principles. This is the responsibility of management and the outside auditors.


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